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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 January 7, 2004
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                (Date of Report: Date of earliest event reported)


                               Cordia Corporation
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             (Exact name of registrant as specified in its charter)


          Nevada                       33-23473                 112917728
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(State or other jurisdiction   (Commission File Number)    (IRS Employer ID No.)
 of incorporation)


             2500 Silverstar Road, Suite 500, Orlando, Florida 32804
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                     (Address of principal executive office)



Registrant's telephone number, including area code: 866-777-7777
                                                    --------------

                                       NA
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          (Former name or former address, if changed since last report)















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         ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Cordia Corporation, a Nevada corporation was informed on January 7, 2004, by its auditor, Cipolla Sziklay, L.L.C., that it would not serve as Cordia's independent auditor in the future. Accordingly, Cordia is in the process of retaining a new auditor for the upcoming fiscal year end of December 31, 2003, and for performing review work on its quarterly reports. Cordia anticipates having its new auditor in place by the end of January 2004 to commence its upcoming audit for the year ended December 2003.

     Cordia has never had any disagreement with Cipolla Sziklay, L.L.C. as to any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure in connection with its reports. This includes all time frames Cipolla Sziklay, L.L.C. has served as Cordia's auditors including the time period covering Cordia's most recent fiscal year ended December 31, 2002 and December 31, 2001.

     Cipolla Sziklay, L.L.C. had not issued any adverse opinion or disclaimer of opinion, or modified its opinion as to audit scope, or accounting principles.

     Cordia never had nor currently has a disagreement with Cipolla Sziklay, L.L.C., whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Cipolla Sziklay, L.L.C.'s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report. Cordia had no disagreements or discussions with Cipolla Sziklay, L.L.C. on any matters of concern to either party. Additionally, Cipolla Sziklay, L.L.C. had not expressed concern on Cordia's internal accounting controls or on any matters regarding management.

     Cordia has requested Cipolla Sziklay, L.L.C., to review the foregoing disclosure and for Cipolla Sziklay, L.L.C. to provide a letter addressed to the Securities an Exchange Commission stating whether they agree with the above statements and, if not, stating in what respects they do not agree. Cordia has attached a copy of Cipolla Sziklay, L.L.C. letter as an exhibit to this 8-K.



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                    ITEM 7.  EXHIBITS

     The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number            Title of Document                Location
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16          16.01          Letter from Cipolla Sziklay, L.L.C.   This filing




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         Cordia Corp.


                                        By: /s/ Patrick Freeman
                                            ----------------------------
Date: January 14, 2004                      Patrick Freeman, Chief Executive
                                             Officer, Duly Authorized Officer